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EXHIBIT 99.2

                              STOCKHOLDER AGREEMENT

         THIS STOCKHOLDER AGREEMENT (the "Agreement") is made and entered into as of March 22, 2004, between SSP Solutions, Inc., a Delaware corporation ("Company") and the undersigned stockholder ("Stockholder") of SAFLINK Corporation, a Delaware corporation ("Parent").

                                    RECITALS:

         WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization dated as of March 22, 2004, by and between Parent, Spartan Acquisition Corporation, a Delaware corporation ("Merger Sub") and Company (such agreement as it may be amended or restated is hereinafter referred to as the ("Reorganization Agreement"), the parties agreed that on the signing of the Reorganization Agreement, Company and Stockholder would execute and deliver a Stockholder Agreement containing the terms and conditions set forth in an Exhibit to the Reorganization Agreement together with such other terms and conditions as may be agreed to by the parties to the Reorganization Agreement acting reasonably;

         WHEREAS, Parent has agreed to acquire the outstanding securities of Company pursuant to a statutory merger of Merger Sub with and into Company (the "Merger") effected in part through the conversion of each outstanding share of capital stock of Company into shares of common stock of Parent (the "Parent Shares") at the rate set forth in the Reorganization Agreement (the "Transaction");

         WHEREAS, in order to induce Company to enter into the Transaction, Parent has agreed to use its best efforts to solicit the proxy of certain stockholders of Parent on behalf of Company, and to cause certain stockholders of Parent to execute and deliver Stockholder Agreements to Company;

         WHEREAS, Stockholder is the registered and beneficial owner of such number of shares of the outstanding capital stock of Parent (the "Parent Capital Stock") as is indicated on the signature page of this Agreement (the "Shares"); and

         WHEREAS, in order to induce Company to enter into the Transaction, certain stockholders of Parent have agreed not to transfer or otherwise dispose of any of the Shares, or any other shares of Parent Capital Stock acquired by such stockholder hereafter and prior to the Expiration Date (as defined in Section 1.1 below), and have agreed to vote the Shares and any other such shares of Parent Capital Stock so as to facilitate consummation of the Transaction.

         NOW, THEREFORE, the parties agree as follows:

         1. SHARE OWNERSHIP AND AGREEMENT TO RETAIN SHARES.

                  1.1 TRANSFER AND ENCUMBRANCE.

                           (a) Stockholder represents, warrants and covenants to
Company that (i) Stockholder is the beneficial owner of that number of Shares of Parent Capital Stock set forth on the signature page hereto and, except as otherwise set forth on the signature page hereto, has held such Parent Capital


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Stock at all times since the date set forth on such signature page; (ii) the
Shares constitute the Stockholder's entire interest in the outstanding Parent Capital Stock; (iii) no other person or entity not a signatory to this Agreement has a beneficial interest in or a right to acquire the Shares or any portion of the Shares; and (iv) the Shares are and will be at all times up until the Expiration Date free and clear of any liens, claims, options, charges or other encumbrances.

                           (b) Stockholder agrees not to transfer (except as may
be specifically required by court order or by operation of law), sell, exchange, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as defined in the Reorganization Agreement) of the Transaction, and (ii) the termination of the Reorganization Agreement.

                  1.2 NEW SHARES. Stockholder agrees that any shares of Parent Capital Stock that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         2. AGREEMENT TO VOTE SHARES. Prior to the Expiration Date, at every meeting of the stockholders of Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written resolution of the stockholders of Company with respect to any of the following, Stockholder shall vote the Shares and any New Shares in favor of approval of the issuance of the Parent Shares in connection with the Transaction.

         3. IRREVOCABLE PROXY. Stockholder is hereby delivering to Company a duly executed proxy in the form attached hereto as EXHIBIT A (the "Proxy") with respect to each meeting of stockholders (or written consent in lieu thereof) of Parent, such Proxy to cover the total number of Shares and New Shares in respect of which Stockholder is entitled to vote at any such meeting. Upon the execution of this Agreement by the Stockholder, the Stockholder hereby revokes any and all prior proxies given by the Stockholder with respect to the Shares and agrees not to grant any subsequent proxies with respect to the Shares or any New Shares until after the Expiration Date.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Company as follows:

                           (a) Until the Expiration Date, the Stockholder will
not (and will use such Stockholder's reasonable best efforts to cause Parent, its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by such Stockholder or them, not
to): (i) initiate or solicit, directly or indirectly, any proposal, plan of offer to acquire all or any substantial part of the business or properties or Parent Capital Stock, whether by merger, purchase of assets, tender offer or otherwise, or to liquidate Parent or otherwise distribute to the Stockholders of Parent all or any substantial part of the business, properties or Parent Capital Stock (each, an "Acquisition Proposal"); (ii) initiate, directly or indirectly, any contact with any person in an effort to or with a view towards soliciting

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any Acquisition Proposal; (iii) furnish information concerning Parent's business, properties or assets to any corporation, partnership, person or other entity or group (other than Company, or any associate, agent or representative of Company), under any circumstances that would reasonably be expected to relate to an actual or potential Acquisition Proposal; or (iv) negotiate or enter into discussions or an agreement, directly or indirectly, with any entity or group with respect of any potential Acquisition Proposal provided that, in the case of clauses (iii) and (iv), the foregoing shall not prevent Stockholder, in Stockholder's capacity as a director or officer (as the case may be) of Parent, from taking any actions permitted under Section 4.4 of the Reorganization Agreement. In the event the Stockholder shall receive or become aware of any Acquisition Proposal subsequent to the date hereof, such Stockholder shall promptly inform Company as to any such matter and the details thereof to the extent possible without breaching any other agreement to which such Stockholder is a party or violating its fiduciary duties.

                           (b) Stockholder is competent to execute and deliver
this Stockholder Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Stockholder Agreement has been duly and validly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Company, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms except that (i) the enforceability thereof may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereinafter in effect affecting creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

                           (c) The execution and delivery of this Stockholder
Agreement by Stockholder does not, and the performance of this Stockholder Agreement by Stockholder shall not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance, on any of the Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares or New Shares are or will be bound or affected.

         5. ADDITIONAL DOCUMENTS. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Company, to carry out the purpose and intent of this Agreement.

         6. CONSENT AND WAIVER. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Transaction under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

         7. TERMINATION. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

         8. CONFIDENTIALITY. Stockholder agrees (i) to hold any information regarding this Agreement and the Transaction in strict confidence, and (ii) not to divulge any such information to any third person, until such time as the Transaction has been publicly disclosed by Company.

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         9. MISCELLANEOUS.

                  9.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  9.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is binding upon Stockholder in Stockholder's capacity as a stockholder of Company (and not in Stockholder's capacity as a director or officer, as the case may be, of Company) and only with respect to the specific matters set forth herein.

                  9.3 AMENDMENT AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  9.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Company upon any such violation, Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Company at law or in equity and the Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

                  9.5 NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Stockholder Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, as follows:

                           (a) If to the Stockholder, at the address set forth
below the Stockholder's signature at the end hereof.

                           (b) if to Company, to:

                                    SAFLINK Corporation
                                    777 108th Avenue NE, Suite 2100
                                    Bellevue, WA 98004
                                    Attention:  Chief Executive Officer
                                    Facsimile No.:   (425) 278-1300
                                    Telephone No.:  (425) 278-1100

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                                    with a copy to:

                                    Gray Cary Ware & Freidenrich LLP
                                    701 Fifth Avenue, Suite 7000
                                    Seattle, WA 98104
                                    Attention:  W. Michael Hutchings, Esq.
                                    Facsimile No.:  (206) 839-4801
                                    Telephone No.: (206) 839-4800

                           (c) if to Company, to:

                                    SSP Solutions, Inc.
                                    17861 Cartwright Road
                                    Irvine, CA 92614
                                    Attention: Chief Executive Officer
                                    Facsimile No.:  949-851-8679
                                    Telephone No.:  (949) 851-1085

                                    with a copy to:

                                    Rutan & Tucker, LLP
                                    611 Anton Boulevard, 14th Floor
                                    Costa Mesa, CA  92626
                                    Attention:  Gregg Amber, Esq.
                                    Facsimile No.:  (714) 546-9035
                                    Telephone No.:  (714) 641-3425

or to such other address as any party hereto may designate for itself by notice given as herein provided.

                  9.6 GOVERNING LAW. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

                  9.7 ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

                  9.8 COUNTERPART. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  9.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

                            [Signature page follows.]

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         IN WITNESS WHEREOF, the parties have caused this Stockholder Agreement to be executed as of the date first above written.

SSP SOLUTIONS, INC.                        STOCKHOLDER

By: ___________________________________    _____________________________________
                                           (Signature)

Name: _________________________________    _____________________________________
                                           (Print Name)

Title:_________________________________    _____________________________________
                                           (Print Address)

                                           _____________________________________
                                           (Print Telephone Number)

                                           _____________________________________
                                           (Social Security or Tax I.D. Number)

Total Number of Shares of Parent Capital Stock owned on the date hereof:

Common Stock: ____________________________

                    [SIGNATURE PAGE TO STOCKHOLDER AGREEMENT]

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                                    EXHIBIT A

                                IRREVOCABLE PROXY
                                TO VOTE STOCK OF
                               SAFLINK CORPORATION

         The undersigned stockholder of SAFLINK Corporation, a Delaware corporation ("Parent"), hereby irrevocably (to the full extent permitted by the Delaware General Corporation Law) appoints the members of the Board of Directors of SSP Solutions, Inc., a Delaware corporation ("Company") , and each of them, or any other designee of Company, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Parent issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned stockholder of Parent as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Irrevocable Proxy is irrevocable (to the extent provided in the Delaware Corporations Code), is coupled with an interest, including, but not limited to, that certain Stockholder Agreement dated as of even date herewith by and among Company and the undersigned, and is granted in consideration of Company entering into that certain Agreement and Plan of Merger and Reorganization between Company, Parent and Spartan Acquisition Corporation, a Delaware corporation ("Merger Sub") (the "Reorganization Agreement"), which agreement provides for the merger of Merger Sub with and into Company (the "Merger") and the conversion of each outstanding share of capital stock of Company into shares of common stock of Parent (the "Parent Shares") at the rate set forth in the Reorganization Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement, and (ii) the date of termination of the Reorganization Agreement. This Irrevocable Proxy shall terminate on the Expiration Date.

         The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Delaware Corporations Code), at every annual, special or adjourned meeting of the stockholders of Company and in every written consent in lieu of such meeting as follows:

                  [X] In favor of approval of the issuance of the Parent Shares in connection with the Merger and against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the

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                           Merger) between Company and any person or entity
                           other than Parent and Merger Sub that would be in violation of any provision of the Reorganization Agreement, and against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under an acquisition agreement in respect of the Merger or which would result in any of the conditions to the completion of the Merger not being fulfilled.

         The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

         All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                            [Signature page follows.]

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         This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: _________________, 2004

                                           _____________________________________
                                           (Signature of Stockholder)

                                           _____________________________________
                                           (Print Name of Stockholder)

                                           Shares beneficially owned:

                                           _______ shares of Parent Common Stock

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